UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2023

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Alpha and Omega Semiconductor Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-34717	77-0553536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
(Address of principal registered offices)
(408) 830-9742
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AOSL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On November 9, 2023, Alpha and Omega Semiconductor Limited (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) at which shareholders voted on six proposals and casted their votes as described below. Details of proposals are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 25, 2023. There were present at the Annual Meeting, represented by proxy or in person, holders of 24,459,592 common shares, constituting a quorum.

Proposal 1

    The following nine directors were elected to serve on the Board of Directors of the Company (the “Board”) until the 2024 Annual General Meeting of Shareholders or until their respective successors have been duly elected and qualified, as set forth below:

DIRECTORS	FOR	WITHHELD	BROKER NON-VOTES
Mike F. Chang	20,508,025	191,298	3,760,269
Lucas S. Chang	20,450,602	248,721	3,760,269
Stephen C. Chang	20,573,373	125,950	3,760,269
Claudia Chen	20,456,511	242,812	3,760,269
So-Yeon Jeong	20,606,982	92,341	3,760,269
Hanqing (Helen) Li	20,630,192	69,131	3,760,269
King Owyang	20,437,154	262,169	3,760,269
Michael L. Pfeiffer	20,607,298	92,025	3,760,269
Michael J. Salameh	20,521,015	178,308	3,760,269

Proposal 2

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,308,159	351,308	39,856	3,760,269

Proposal 3

The Company’s shareholders voted on, on an advisory basis, whether the advisory shareholder vote to approve the compensation of the Company’s named executive officers should occur every year, once every two years or once every three years, as follows:

Every Year	Every Two Years	Every Three Years	ABSTAIN	BROKER NON-VOTES
18,372,763	9,076	2,302,921	14,563	3,760,269

Based upon the shareholder votes of Proposal 3 and consistent with the Board’s recommendation, the Board has determined that the advisory vote on the compensation of the Company’s named executive officers will be submitted to shareholders every year until the next required vote on the frequency of such votes.

Proposal 4

The Company’s shareholders approved an amendment to and restatement of the Company's 2018 Omnibus Incentive Plan to increase the number of common shares authorized for issuance under such plan, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	UNCAST
17,573,143	3,088,730	37,450	3,760,269	—

Proposal 5

The Company’s shareholders approved an amendment to and restatement of the Company’s 2018 Employee
Share Purchase Plan to increase the number of common shares authorized for issuance under such plan, by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	UNCAST
20,578,365	103,854	17,104	3,760,269	—

Proposal 6

The Company’s shareholders ratified and approved the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm, and authorized the Board, acting through its audit committee, to determine the remuneration of such accounting firm, for the fiscal year ending June 30, 2024, by the votes set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	UNCAST
24,311,648	97,168	50,776	—	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 14, 2023

Alpha and Omega Semiconductor Limited

By:	/s/ Yifan Liang
Name:	Yifan Liang
Title:	Chief Financial Officer and Corporate Secretary